Exhibit 99.1

2015 INVESTOR PRESENTATION

These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward-looking Statement Disclosure 2

COATINGS ENGINEERED INFRASTRUCTURE PRODUCTS UTILITY SUPPORT STRUCTURES IRRIGATION Valmont: Solutions to World Scale Problems Excluding energy, annual investment in infrastructure is likely to account for 2.5% of global GDP.1 “The United States is a SUPERPOWER with a third world transmission grid.” 3 How do we grow MORE FOOD with LESS WATER? Corrosion costs industry and government agencies an estimated $276 billion annually2 1 OECD Road, rail, telecom, water to 2030 2 American Galvanizing Assoc.. 3 Energy Secretary Bill Richardson 2003 3

Valmont in a Nutshell Focus on profitable niches in markets with compelling demand drivers for our products. Number one or two in served markets. Our customers will pay for the added value we produce through engineering and service In return, customers get products that are customized, reliable and durable 4

Barry A. Ruffalo Executive Vice President Joined Valmont 2015 20 year career 9 years with Lindsay Corporation President – Irrigation President – Infrastructure 11 years with Joy Global & Case New Holland Joy Global - Director of North America Operations CNH - Global Product line P&L and Operations Masters – University of Wisconsin, Madison 5

Fit For Growth What is Fit For Growth? Clearly defined goals Drive shareholder Value Focus on strategic growth Drive investments Meet and exceed customer expectations Costs line up with goals Deploy resources toward them efficiently and effectively The organization structure supports success Sustainable processes 6

Fit For Growth Valmont Fit For Growth Corporate Optimize structure to support value creation Segments Capacity analysis - Right size the business Lean Operations Potential back office consolidation Value of One Valmont Global footprint Buying power Best practice sharing 7

Restructuring Plan Asia/Australia Consolidated production of Access and Coatings facilities North America Consolidated concrete production Relocated Utility production from Brenham facility to others in network Consolidated Composite Structure Production to fewer sites Consolidated Galvanizing Production to fewer sites Overhead Reduced Headcount by 700 8

Fit For Growth - Restructuring & Cost Reductions Restructuring charge – approximately $30 million $23.8 million incurred through September 2015 Most of remainder expected to be incurred by year-end 2015 Estimated Annualized Cost Savings $30 million, mainly in 2016 Expectation for streamlined operations and improved cost structure going forward 9

David M. LeBlanc Group President Engineered Infrastructure Products Joined Valmont 2015 25 year career managing global industrial businesses 20+ years with Lincoln Electric, leader in arc welding products 16 years living overseas 8 yrs – Mexico City 5 yrs – Europe 3 yrs – China Early career with GE Plastics BS Mechanical Engineering, Rensselaer Polytechnic Institute MBA, Harvard University 10

Institutional Expertise and Global Reach Segment Summary: $1.025 bil; 60% International 40 sites Driving global growth through mechanical design, fabrication, & commercial excellence Serving Civil & Industrial Infrastructure Markets Engineered Infrastructure Products Segment Summary Engineered Support Structures Offshore & Heavy Construction Industrial Flooring & Gratings Operational Excellence: Focus on Entire Value Chain Regional SG&A Leverage Engineering & Commercial Excellence Leverage Global Supply Chain ~$750 Mn ~$150 Mn ~$100 Mn 11

Engineered Infrastructure Products A Tale of Two Market Spaces Global Structures Market Stable North America providing steady growth EMEA sluggish APAC delivering strong growth through 4G Telecom buildout Fragmented regions provide inorganic growth opportunities Drive The Core Business Model Mining and Oil & Gas Capex Very Weak Aggressive consolidation of Australia Footprint Repositioning heavy structures capabilities in less traditional markets: Global Wind, Waste to Energy, etc China and SE Asia footprint resized and well positioned to win global tenders Distressed competitors provide inorganic growth opportunities Reposition Access & Offshore for Growth Profitability Profitability 12

Engineered Infrastructure Products Strategic Summary Delivering a Broad Value Proposition Leveraging Scale in Engineering & Breadth of Product Line Driving Operational Excellence Deep Institutional Knowledge Across the Value Chain Deploying an Unmatched Global Supply Network Winning against Increasingly Globalized Competition Positioned to Grow Organically and Inorganically through the cycle 13

Stephen G. Kaniewski: Group President Utility Support Structures In Various Management Positions and Industries Since 1995 Belden Inc. 1999-2010 11 years working overseas 8 yrs – Mexico 3 yrs – combined EMEA, India, China Half of Career in Operations, Half in Information Technology For Valmont Previously Served as Vice President of Information Technology and Vice President of Global Operations Irrigation Division 14

Current Initiatives Return to Double-digit Operating Profit Percentage Adjust Sales and Operations to Product Mix Changes i.e. Substation Focus from Driving Growth to Reducing Cost Modify Cost Structure to Variable Cost Establish an Improved Market Price for our Products 15

Current Market Conditions Decline in North American Volumes Deferred investment by customers – mandated coal retirements Canadian sales slowdown as oil investment declined Change in mix from large jumbo structures to a traditional mix in transmission Capitalize on Growing Substation Market Competitive Pricing Environment Rapid decline in steel prices, 49% Year over Year 16

Management Response Consolidation of Facilities Redeployed Production Equipment from Mansfield and Brenham at cost of $5.0 million Working Similar Number of Man-hours to 2013 Mix Shift to More Labor Intensive Increased Number of Smaller Sized Poles and More Substation Plants are ‘full’ Centralization of Operations and Scheduling Better materials procurement Improved Sales and Operations planning of factories to improve productivity and minimize variances 17

Competitive Environment Major Competitors Trinity Meyer Sabre/Fort Worth Tower Various others – all relatively small but capable of taking jobs up to $10M Valmont Competitive Advantages Track Record of Delivery, Quality, and Performance Engineering Capability Best Geographic Footprint Including Low-cost Capabilities in Mexico and China Widest Product Range—Steel, Concrete, Composites Record of Product Innovation and First to Market with New Capabilities Leverage Entire Company’s Volume in Steel Top-notch Industry Professionals with Extensive Relationships 18

Utilities and Transmission companies slow to change and no large incentive to qualify new players Poles are small piece of overall project spend, ~10-15%, not worth risk in deliveries or quality Large capital investment needed for equipment Steel pricing advantage comes through volume, small players can not achieve same steel costs as larger players Freight is a significant cost component, geographically diverse footprint is significant advantage Industry Barriers to Entry 19

Strategic Focus Strategy to Win and Long-Term Growth Continue to replace wood transmission with concrete and steel options New products that expand our served market – Lattice alternatives, Wood replacements Strong relationships with addition of alliances with key EPC’s Continued operational leverage through Lean manufacturing International growth in target markets Further move to a centralized organization to leverage economies of scale and consistent performance 20

Challenges Mostly in Australia US Custom Portfolio Running Well, Need to Offset Lower Internal Volumes with Custom Work Underweighted North American Oil and Gas Exposure Greater North American Agriculture Exposure Coatings: Mogens Bay 21

Irrigation: Mogens Bay High Correlation with Farm Income: 2016 Outlook Lower Industry Pricing Disciplined: Greatest Risk New Product Development and Technology Value Add Dealer Network Greatest Asset International Growth and Development Accelerating 22

Interdependent Operations Common Raw Material Prices and Terms (e.g. steel) are Negotiated Regionally to Leverage Buying Power Large Share of Coatings and Tubing Production are for Other Valmont Segments International Pole Structures Operations Produce EIP and Utility Products from Same Physical Facilities using Same Management Teams IT Infrastructure Services are Largely Centralized and Negotiated Globally, to Leverage our Scale and Scope Certain Functions are Centralized at Corporate to Leverage Specialized Skills and Resources Common Functions at Shared Locations Centralized to Optimize Cost Ability to Leverage Back Office Function Between Locations in a Region 23

Q4 Q1 Mark Jaksich, EVP and CFO: Currency Trend 24

Incentive Compensation Short-term Incentives Business Units Corporate – Short Term Long-term – Performance Share Plan 3 year plan - based on a combination of Operating income growth ROIC Performance shares valued at 30 day average closing stock price Settlement partially in shares if ownership guideline not met 25

Cash Flows, Liquidity and Taxes Free Cash Flows – Operating Cash Flow less Capital Expenditures) Average 2011 to 2014 - $135 million Capital Spending- $50 million estimated for 2015 Liquidity Cash balances - $313 million at September 2015 Revolving Credit Agreement $600 million – plus $200 million accordion feature None drawn at end of September 2015 $582 million available Income Taxes Reduce effective tax rate over time Improve ability to move cash and reduce tax costs 26

Capital Allocation Philosophy Priority 1: Working Capital Investment to Support Sales Growth Priority 2: Capital Expenditures Approximately $175 million 2014-2016 Priority 3: Acquisitions Priority 4: Dividends in Range of 15% Prior Year Earnings Priority 5: Share Repurchase: up to $500 million authorized May 2014, completed May 2015. Additional $250 million authorized February 2015. 27

Appendix: Reg G Reconciliation VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS REGULATION G RECONCILIATION (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring costs, and (2) the non-cash after-tax loss or gain associated with adjusting the fair value of Delta EMD Pty. Ltd (Delta EMD) shares owned to its quoted market price at June 27, 2015, and June 28, 2014, (b) operating income of restructuring costs, and (c) segment operating income of restructuring costs. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. Second Quarter Ended June 27, 2015 Diluted earnings per share Year-to-Date June 27, 2015 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 27,873 $ 1.19 $ 58,612 $ 2.47 Restructuring expenses - after tax 9,828 0.42 10,324 0.44 Fair market value adjustment, Delta EMD - after-tax 167 0.01 (433) (0.02) Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 37,868 $ 1.61 $ 68,503 $ 2.89 Average shares outstanding (000's) - Diluted 23,450 23,716 Second Quarter Ended June 28, 2014 Diluted earnings per share Year-to-Date June 28, 2014 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 63,976 $ 2.38 $ 119,956 $ 4.46 Fair market value adjustment, Delta EMD - after-tax 115 0.01 3,501 0.13 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 64,091 $ 2.39 $ 123,457 4.59 Average shares outstanding (000's) - Diluted 26,856 26,903 Operating Income Reconciliation Second Quarter Ended June 27, 2015 Operating income - as reported $ 54,000 Restructuring expenses - before tax 14,270 Adjusted Operating Income $ 68,270 Net Sales 682,123 Operating Income as a % of Sales 7.9% Adjusted Operating Income as a % of Sales 10.0% For the Second Quarter Ended June 27, 2015 Segment Operating Income Reconciliation Engineered Infrastructure Products Utility Support Structures Coatings Irrigation Other/ Corporate Operating income - as reported $ 17,424 $ 10,399 $ 7,862 $ 25,814 $ (7,499) Restructuring expenses - before tax 4,497 2,455 4,769 349 2,203 Adjusted Operating Income $ 21,921 $ 12,854 $ 12,631 $ 26,163 $ (5,296) Net sales 261,069 162,929 76,094 153,821 Operating Income as a % of Sales 6.7% 6.4% 10.3% 16.8% NM Adjusted Operating Income as a % of Sales 8.4% 7.9% 16.6% 17.0% NM VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS REGULATION G RECONCILIATION (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring costs, (2) goodwill and trade name impairment charges, and (3) the non-cash after-tax loss or gain associated with adjusting the fair value of Delta EMD Pty. Ltd (Delta EMD) shares owned to its quoted market price at September 26, 2015, and September 27, 2014, (b) operating income of restructuring costs, and (c) segment operating income of restructuring costs. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. Third Quarter Ended Sept. 26, 2015 Diluted earnings per share Year-to-Date Sept. 26, 2015 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 12,066 $ 0.52 $ 70,678 $ 3.00 Restructuring expenses - after tax 6,310 0.27 16,634 0.71 Impairment of goodwill and trade names - after tax 13,370 0.58 13,370 0.57 Fair market value adjustment, Delta EMD - after-tax 430 0.02 (4) NM Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 32,176 $ 1.39 $ 100,678 $ 4.28 Average shares outstanding (000's) - Diluted 23,170 23,534 VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS REGULATION G RECONCILIATION (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring costs, (2) goodwill and trade name impairment charges, and (3) the non-cash after-tax loss or gain associated with adjusting the fair value of Delta EMD Pty. Ltd (Delta EMD) shares owned to its quoted market price at September 26, 2015, and September 27, 2014, (b) operating income of restructuring costs, and (c) segment operating income of restructuring costs. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. Third Quarter Ended Sept. 26, 2015 Diluted earnings per share Year-to-Date Sept. 26, 2015 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 12,066 $ 0.52 $ 70,678 $ 3.00 Restructuring expenses - after tax 6,310 0.27 16,634 0.71 Impairment of goodwill and trade names - after tax 13,370 0.58 13,370 0.57 Fair market value adjustment, Delta EMD - after-tax 430 0.02 (4) NM Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 32,176 $ 1.39 $ 100,678 $ 4.28 Average shares outstanding (000's) - Diluted 23,170 23,534 28

Reg G Reconciliation Third Quarter Ended Sept. 27, 2014 Diluted earnings per share Year-to-Date Sept. 27, 2014 Diluted earnings per share Net earnings attributable to Valmont Industries, Inc. - as reported $ 23,559 $ 0.92 $ 143,515 $ 5.43 Costs related to refinancing of debt - after tax 24,171 0.95 24,171 0.91 Fair market value adjustment, Delta EMD - after-tax 1,358 0.05 4,859 0.18 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 49,088 $ 1.92 $ 172,545 $ 6.53 Average shares outstanding (000's) - Diluted 25,513 26,439 Operating Income Reconciliation Third Quarter Ended Sept. 26, 2015 Year-to-Date Sept. 26, 2015 Operating income - as reported $ 37,012 $ 148,695 Restructuring expenses - before tax 8,800 23,843 Impairment of goodwill and trade names - before tax 15,200 15,200 Adjusted Operating Income $ 61,012 $ 187,738 Net Sales 632,575 1,985,096 Operating Income as a % of Sales 5.9% 7.5% Adjusted Operating Income as a % of Sales 9.6% 9.5% 29

Reg G Reconciliation 30 For the Third Quarter Ended Sept. 26, 2015 Segment Operating Income Reconciliation Engineered Infrastructure Products Utility Support Structures Coatings Irrigation Other/ Corporate Operating income - as reported $ 14,154 $ 14,505 $ 3145 $ 10,539 $ (5,331) Restructuring expenses - before tax 4,568 1,159 806 52 2,215 Impairment of goodwill and trade names - before tax 5,000 - 10,200 - - Adjusted Operating Income $ 23,722 $ 15,664 $ 14,151 $ 10,591 $ (3,116) Net sales 259,869 164,684 76,200 112,205 Operating Income as a % of Sales 5.4% 8.8% 4.1% 9.4% NM Adjusted Operating Income as a % of Sales 9.1% 9.5% 18.6% 9.4% NM NM - Not Meaningful

2015 INVESTOR PRESENTATION